                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge Agreement"), dated as of August 15, 1997, is made by TRACE INTERNATIONAL HOLDINGS, INC. (the "Pledgor"), in favor of THE BANK OF NOVA SCOTIA (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Margin Loan Credit Agreement, dated as of August 15, 1997 (as amended, supplemented, amended and restated or modified from time to time, the "Credit Agreement"), between the Pledgor and the Lender, the Lender has agreed to extend the Commitment to the Pledgor;

         WHEREAS, as a condition precedent to the execution and delivery of the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement; and

         WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to enter into the Credit Agreement, the Pledgor agrees, for the benefit of the Lender as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Collateral" is defined in Section 2.1.

         "Credit Agreement" is defined in the first recital.

         "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock or other Equity Interests constituting Collateral, but shall not include Dividends.

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

         "Negative Pledge Shares" means, prior to the UAG Pledge Event, shares of UAG Stock purchased with the proceeds of the Loans.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Property" means all Pledged Shares and all other pledged shares of capital stock or other Equity Interests or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered or required to be delivered by the Pledgor to the Lender or may from time to time hereafter be delivered or required to be delivered by the Pledgor to the Lender under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing; provided, however, in no event shall Pledged Property include "Collateral" as such term is defined in the Assignment and Security Agreement, dated as of the date hereof, between Pledgor and Lender.

         "Pledged Shares" means all shares of (i) Foamex Common Stock and (ii) after the occurrence of the UAG Pledge Event, UAG Common Stock, in each case, acquired by the Pledgor on or after the date hereof, but excluding any shares of Foamex Common Stock or UAG Stock owned by Pledgor prior to the date of this Pledge Agreement or distributed with respect thereto as a result of stock dividends, stock splits, reclassifications, mergers, consolidations or similar transactions with respect thereto.

         "Pledgor" is defined in the preamble.

         "Secured Obligations" is defined in Section 2.2.

         "Securities Act" is defined in Section 6.2.

         "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

         SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.




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


                                   ARTICLE II

                                     PLEDGE

         SECTION 2.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Lender, and hereby grants to the Lender, a continuing security interest in, all of the following property (the "Collateral"):

                  (a) all Pledged Shares acquired by the Pledgor from time to time;

                  (b) all other Pledged Property, whether now or hereafter delivered or required to be delivered to the Lender in connection with this Pledge Agreement;

                  (c) all Dividends, Distributions, and other payments and rights with respect to any Pledged Property; and

                  (d)  all proceeds of any of the foregoing.

         SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full in cash of all Obligations of the Pledgor now or hereafter existing under the Credit Agreement, the Note, and each other Loan Document, whether for principal, interest, costs, fees, expenses, or otherwise (all such Obligations being the "Secured Obligations").

         SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and Negative Pledge Shares, shall be delivered to and held by or on behalf of the Lender pursuant hereto, and in the case of Collateral shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

         SECTION 2.4. Dividends on Pledged Shares. In the event that any Dividend is to be paid on any Pledged Share at a time when no Potential Event of Default of the nature referred to in Section 10.1(f) or 10.1(g) of the Credit Agreement or any Event of Default has occurred and is continuing, such Dividend may be paid directly to the Pledgor. If any such Potential Event of Default or Event of Default has occurred and is continuing, then any such Dividend shall be paid directly to the Lender.

         SECTION 2.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall


                  (a) remain in full force and effect until payment in full in cash of all Secured Obligations and the termination of the Commitment,

                  (b) be binding upon the Pledgor and its successors, transferees and assigns, and

                  (c) inure, together with the rights and remedies hereunder, to the benefit of the Lender.

Without limiting the foregoing clause (c), the Lender may assign or otherwise transfer (in whole or in part) the Notes or the Loans held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Article XI of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in compliance with Section 3.1(b) of the Credit Agreement or (ii) the payment in full in cash of all Secured Obligations, and the termination of the Commitments, the security interest granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such termination, the Lender will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Lender hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

         SECTION 2.6. Security Interest Absolute. All rights of the Lender and the security interests granted to the Lender hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional with respect to the Secured Obligations, irrespective of

                  (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document,

                  (b)  the failure of the Lender or any holder of any Note

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Pledgor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor of, or collateral securing, any Secured Obligations,

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation,

                  (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise,

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document,

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

                  (g) to the extent permitted by applicable law, any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other Obligor, any surety or any guarantor.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Representations and Warranties, etc. The Pledgor represents and warrants unto the Lender, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by the Pledgor to the Lender of any Collateral, as set forth in this Article.

         SECTION 3.1.1. Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to the Negative Pledge Shares and the Collateral and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Lender.

         SECTION 3.1.2. Valid Security Interest. The delivery of such Collateral to the Lender is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.

         SECTION 3.1.3. As to Pledged Shares and the Negative Pledge Shares. The Pledged Shares and the Negative Pledge Shares are duly authorized and validly issued, fully paid, and non-assessable. The Negative Pledge Shares and the Pledged Shares are owned by the Borrower free and clear of all Liens, except for the Lien created hereunder and in the case of the Negative Pledge Shares, the restrictions described in the definition of the term UAG Pledge Event.

         SECTION 3.1.4. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

                  (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, except for the filing by Borrower of an amendment to its Schedule 13D with respect to the Foamex Common Stock and the UAG Common Stock, or

                  (b) for the exercise by the Lender of the voting or other rights provided for in this Pledge Agreement, (i) except for the filing of (x) a Schedule 13D if such Pledged Shares constitute more than 5% of the outstanding Foamex Common Stock or UAG Stock, (y) a Form 3, 4, or 5 if such Pledged Shares constitute more than 10% of the outstanding Foamex Common Stock or UAG Stock, (ii) in the case of certain "business combinations" between the Lender and the issuer of the Pledged Shares, the prior approval of the board of directors of such issuer as required by Delaware General Corporation Law Section 203, or (iii) except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

         SECTION 3.1.5. Compliance with Laws. The Pledgor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might have a Material Adverse Effect or materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.


                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1. Protect Collateral; Further Assurances, etc. The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except upon compliance with Section 3.1(b) of the Credit Agreement or in favor of the Lender hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Lender in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION 4.2. Stock Powers, etc. The Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Lender. The Pledgor will, from time to time upon the request of the Lender, promptly deliver to the Lender such stock powers, instruments, and similar documents, satisfactory in form and substance to the Lender, with respect to the Collateral as the Lender may reasonably request and will, from time to time upon the request of the Lender after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Lender.

         SECTION 4.3. Continuous Pledge. The Pledgor will, at all times except as provided in Section 2.4, 2.5 or 2.6, keep pledged to the Lender pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral.

         SECTION 4.4.  Voting Rights; Dividends, etc.  The Pledgor agrees:

                  (a) after any Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by the Pledgor and without any request therefor by the Lender, to deliver (properly endorsed where required hereby or requested by the Lender) to the Lender all Dividends, Distributions, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Lender as additional Collateral for use in accordance with Section 6.4; and


                  (b) after any Event of Default shall have occurred and be continuing and the Lender has notified the Pledgor of the Lender's intention to exercise its voting power under this Section 4.4(b)

                           (i) the Lender may exercise (to the exclusion of the
                  Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Lender an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                           (ii) promptly to deliver to the Lender such
                  additional proxies and other documents as may be necessary to allow the Lender to exercise such voting power.

All Dividends, Distributions, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Lender, shall, until delivery to the Lender, be held by the Pledgor separate and apart from its other property in trust for the Lender. The Lender agrees that unless an Event of Default shall have occurred and be continuing and the Lender shall have given the notice referred to in
Section 4.4(b), the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Lender shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

                                    ARTICLE V

                                   THE LENDER

         SECTION 5.1. Lender Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Lender the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including after the occurrence and continuance of a Potential Event of Default of the nature referred to in Section 10.1(f) or 10.1(g) of the Credit Agreement or an Event of
Default:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

                  (c) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION 5.2. Lender May Perform. If the Pledgor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.4.

         SECTION 5.3. Lender Has No Duty. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or responsibility for

                  (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Lender has or is deemed to have knowledge of such matters, or

                  (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4. Reasonable Care. The Lender is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lender to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.



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


                                   ARTICLE VI

                                    REMEDIES

         SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b)  The Lender may

                           (i) transfer all or any part of the Collateral into
                  the name of the Lender or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the
                  Collateral to make payment to the Lender of any amount due or to become due thereunder,

                           (iii) enforce collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings in
                  the Pledgor's name to allow collection of the Collateral,

                           (v) take control of any proceeds of the Collateral,
                  and

                           (vi) execute (in the name, place and stead of the
                  Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION 6.2. Securities Laws. If the Lender shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Lender, the Pledgor will, if it controls the issuer or if it otherwise has the right to effect such registration:

                  (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Lender, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), subject to the Lender furnishing all information required to be provided by selling shareholders and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, however, such period shall expire once the Collateral is eligible for sale pursuant to Rule 144 under the Securities Act, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                  (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Lender; and

                  (c) cause each such issuer to make generally available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Lender by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Lender) of the Collateral on the date the Lender shall demand compliance with this Section in exchange for which the Lender shall deliver such Collateral to Pledgor.

         SECTION 6.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the

Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION 6.4. Application of Proceeds. All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (a) first, to the cost of such sale, collection, or realization, (b) second, to the Secured Obligations relating to Tranche A Loans, (c) third to the Secured Obligations relating to Tranche B Loans, and (d) fourth, to the Pledgor.

         SECTION 6.5. Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Lender from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Lender's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Lender may incur in connection with:

                  (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

                  (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

                  (c) the exercise or enforcement of any of the rights of the Lender hereunder; or

                  (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION 7.3. Protection of Collateral. The Lender may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Lender may from time to time take any other action which the Lender reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be made as set forth in Section 11.6 of the Credit Agreement.

         SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

         SECTION 7.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION 7.7. Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each ofwhich shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 7.8. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO



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


THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 7.9.  Registration Rights.

                  (a) Borrower represents and warrants the Foamex Shares are included for resale in Registration Statement No. 33-85488 (the "Foamex Shelf").

                  (b) With respect to the Foamex Common Stock constituting New Investments, Borrower covenants and agrees that it shall use its best efforts:

                           (i) to have Foamex International Inc. cause the
                  Foamex Shelf to be continuously effective under the Securities Act;

                           (ii) upon the written request of Lender, to have any
                  shares of Foamex Common Stock constituting New Investments included in the Foamex Shelf, or in another Registration Statement under the Securities Act; provided, however, that Borrower shall not be obligated to update such registration Statement more frequently than quarterly; and

                           (iii) the following an Event of Default and upon the
                  written request of Lender: (A) to enforce on behalf of Lender, at Borrower's expense, Borrower's rights under the Registration Rights Agreement, dated as of December 14, 1993 with Foamex International Inc. and the rights of Trace Foam under Trace Foam's Registration Rights Agreement, dated as of December 14, 1993 with Foamex International Inc., (ii) to cause Foamex to amend the Foamex Shelf (or other registration Statement) to reflect Lender's foreclosure on the New Investment and to list Lender as the selling stockholder of the Foamex Common Stock constituting New Investments.

                  (c) With respect to the UAG Stock constituting New Investments, Borrower covenants and agrees that it shall use its best efforts:

                           (i) to have such UAG Stock included in any
                  registration Statement filed by United Auto Group, Inc. for the resale of UAG Common Stock and to cause any such registration Statement to be continuously effective under the Securities Act; provided, however,


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

                  that Borrower shall not be obligated to update any such registration Statement more frequently than quarterly; and

                           (ii) following an Event of Default and upon the
                  written request of Lender: (A) to enforce on behalf of Lender, at Borrower's expense, Borrower's rights under the EMCO Motor Holdings, Inc. Registration Rights Agreement, dated as of October 15, 1993, as amended, and (ii) to cause UAG to amend any then effective registration Statement to reflect Lender's foreclosure on the New Investment and to list Lender as the selling stockholder of the UAG Stock constituting New Investments.




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




         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                     TRACE INTERNATIONAL
                                     HOLDINGS, INC.

                                     By  /s/ Philip N. Smith, Jr.
                                     Name:  Philip N. Smith, Jr.
                                     Title: Senior Vice President, Secretary and
                                            General Counsel




                                     THE BANK OF NOVA SCOTIA

                                     By  /s/ Brian S. Allen
                                     Name:  Brian S. Allen
                                     Title: Sr. Relationship Officer




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